Third Quarter Earnings Call  October 31, 2007  Exhibit 99.2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • Third Quarter 2007 Earnings and  Review of 2010 Earnings  Forecast and Outlook  • Third Quarter Segment Results,  Revised Forecasts and Financial  Overview  • Operational Review, 2008 and  2010 Earnings Assumptions  • Q&A  J. H. Miller  P. Farr  W. H. Spence  2

 Strong Third Quarter Results  Earnings from Ongoing Operations  Per  share  $0.58  $0.72  $0.00  $0.50  $1.00  3Q 2006 3Q 2007  3  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.58  $0.84  $0.00  $0.50  $1.00  3Q 2006 3Q 2007  Reported Earnings

 Outstanding Year-to-Date Results  Earnings from Ongoing Operations  Per  share  $1.79  $2.00  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  YTD 2006 YTD 2007  4  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $1.78  $2.25  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  YTD 2006 YTD 2007  Reported Earnings

 $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  $5.00  2007* 2008 2010  Strong Long-Term Earnings Growth  Forecast  5  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.50  $2.35  $2.45  $4.00  $4.60

 Ongoing Earnings Overview  3rd Quarter  $0.14$0.58$0.72Total  (0.02)0.150.13International Delivery  -0.090.09Pennsylvania Delivery  $ 0.16$0.34$0.50Supply  Change20062007  (Dollars per Share)  6  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Supply Segment  Earnings Drivers  0.01Synfuel  0.03Income taxes and other  $0.50Q3 2007 EPS – Ongoing Earnings  0.16Total  0.03Margins – West  $0.09Margins – East  $0.34Q3 2006 EPS – Ongoing Earnings  3rd Quarter  (Dollars per Share)  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  7

 Pennsylvania Delivery Segment  Earnings Drivers  $0.09Q3 2007 EPS – Ongoing Earnings  -Total  (0.01)Income Taxes & Other  0.01O&M  $ -Delivery Margins  $0.09Q3 2006 EPS – Ongoing Earnings  3rd Quarter  8  (Dollars per Share)  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  (0.04)Latin American Operations  0.01Foreign currency translation  $0.13Q3 2007 EPS – Ongoing Earnings  (0.02)Total  (0.01)Income Taxes & Other  (0.01)O&M  0.03Delivery Margins  $0.15Q3 2006 EPS – Ongoing Earnings  3rd Quarter  (Dollars per Share)  9  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 $2.00  $2.25  $2.50  $2.75  2006A* 2007* 2008  2007 and 2008 Earnings Forecasts  Forecast  10  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.25  $2.50  $2.60  $2.35  $2.45

 Expected 2007 Ongoing Earnings Contributions  (Dollars per Share)  11  *Midpoint of forecast  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  $2.00  $2.25  $2.50  $2.75  2006A 2007E  $2.25  Energy  Margins  $0.22  U.K.  Liquidations  ($0.07)  O&M  ($0.05)  International  Tax Benefit  $0.08 $2.55*  Foreign  Currency  Translation  $0.06  PA Delivery  Margins  $0.05  Income  Taxes &  Other  $0.01

 Expected 2008 Earnings Contributions  (Dollars per Share)  12  *Midpoint of forecast  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  $2.00  $2.25  $2.50  $2.75  $3.00  2007E 2008E  $2.55*  PA Delivery  Margins  $0.06  Depreciation  ($0.05)  $2.40*  Energy  Margins  $0.07  Synfuels  ($0.11) International  Tax Benefit  ($0.08) Net Impact  of Asset  Divestiture  ($0.05)  Income  Taxes &  Other  $0.01

 Expected 2010 Earnings Contributions  (Dollars per Share)  13  *Midpoint of forecast  $3.00  $3.50  $4.00  $4.50  $5.00  12/2005  Plan  10/2007  Plan  $3.50*  Increased  Energy  Margins  $0.90  $4.30*  Net Impact of  Asset  Divestitures  $(0.06)  WPD  $0.05  Increased  O&M  $(0.09)

 Cash Flow Forecast  Millions  -$300  -$100  $100  $300  $500  $700  $900  2006A 2007 2008 2009 2010  Free cash flow before dividends  14  Note: See Appendix for the reconciliation of cash flow measures.

 Operational Update – Delivery Segment  • Reached a settlement agreement on  distribution rate increase; approval  recommended by PUC Judge  • Completed two solicitations for one-third of  2010 generation supply  • Designing options to help customers  mitigate price increases  • Divesting of gas and propane delivery  businesses  15

 PPL EU Completed Second RFP for 2010  • Solicitation for 850 MWs of residential and  small commercial and industrial load  • PUC approval of winning bids received  October 4, 2007  • Based on two solicitation results, residential  bills could increase by approximately 34.5%  • Third solicitation bids due March 24, 2008,  PUC approval expected March 27, 2008  16

 PPL Electric Utilities Customer Initiatives  • Complete the transition from generation  rate caps  • Rate design strategies  • Energy efficiency and DSM programs  • Education and outreach  • Proposal to smooth impact of rate cap  expiration  17

 PPL Electric Utilities Phase-in Plan Proposal  18  54-Month Phase-In Plan  Average Residential Customer - 1,000 kWh per month  $1,000.00  $1,100.00  $1,200.00  $1,300.00  $1,400.00  $1,500.00  $1,600.00  $1,700.00  $1,800.00  1/1/2008 7/1/2008 2009 2010 2011 2012  Annualized Electric Cost  ~6%  ~6%  ~7%  ~6%  ~6%

 Operational Update – Supply Segment  • Scrubbers expected to be completed on  schedule and on budget  • Generation uprates continue to progress  • PJM completed 2009/2010 planning year  RPM auction  • Divestiture of non-core businesses  • Asset expansion  19

 $188.54  $111.92 $111.92  $148.80  $210.11  $40.80 $40.80  $197.67 $191.32 $191.32  $102.04  $0.00  $20.00  $40.00  $60.00  $80.00  $100.00  $120.00  $140.00  $160.00  $180.00  $200.00  $220.00  $240.00  $260.00  Rest of Pool MAAC/APS Eastern MAAC Southwest MAAC  April 2007 Auction Results - 07/08 Planning Year  July 2007 Auction Results - 08/09 Planning Year  October 2007 Auction Results - 09/10 Planning Year  RPM Auction Continues to Provide Robust Prices  20  PJM RPM Auction Results  10/11 Auction results – Feb. 1, 2008  PPL Capacity Hedge Position  46%100%97% 97%  2010200920082007  $/MWD  $237.33

 Expected Changes in Margins -2007 to 2008  21  *Includes power prices and spark spread changes as well as value from portfolio management.  1700  1800  1900  2000  2007A 2008E  $1,818  $1,866  Improved  Power  Value*  $110  Higher  Nuclear  Generation  $34  Higher  Coal  Generation  $17  Higher  Hydro  Generation  $10  Higher  Fuel  Costs  ($91)  Loss of  MC 1&2  Energy  Value  ($32)  $/Million

 Expected 2008 to 2010 Margin Walk  22  1700  2100  2500  2900  3300  3700  2008E 2010E  $1,866  $3,307  Improved  Power  Value*  $969  Higher  Capacity  Value  $540  Higher  Nuclear  Generation  $61  Higher  Fuel  Costs  ($80)  Increased  Environmental  Costs  ($49)  *Includes power prices and spark spread changes as well as value from portfolio management.  $/Million

 0 20 40 60 80 100 120  2009  2009  2010  $/MWh  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  23  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWh ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 Key Driver to Fleet Value: Open EBITDA  24  2010E  Generation Output - millions of MWh 56.2  Unhedged Gross Margin - millions * 3,450 $  O&M - millions (810) $  Open EBITDA - millions 2,640 $  Market value of Hedges - millions * (143) $  * Based on forward market prices as of mid-October 2007

 2010 Margin Sensitivities  • PJM electricity price change of $1/MWh = ±$23M  (Based on average ATC price of $64/MWh)  • PJM capacity price change of $1/MWD = ±$1.7M  (Based on PJM capacity price of $191/MWD)  • Baseload generation availability changed by 1% = ±$20M  (Based on an EQA of 91%)  25

 PPL

 Market Prices  EAST   PJM  On-Peak  Off-Peak  ATC (3)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (3)   GAS (4)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE (5)   Actual Forward (1) At 12/05 (2)  2006 2007 2008 2010 2010  8.5  $7.30  $7.25  $45  $39  $50  $51  $37  $62  8.0  $9.01  $8.00  $58  $52  $62  $59  $48  $72  8.88.79.0  $9.04$8.87$7.80  $8.08$7.93$6.88  $60$57$50  $53$50$43  $67$62$55  $64$62$55  $51$49$42  $79$77$70   (1) Market prices based on the average of broker quotes as of 10/12/2007.  (2) Prices at 12/2005 when 2010 earnings forecast of $3.50 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 10/12/2007.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 Current Hedge Positions -Electricity and Fuel  A-2  2007 2008 2009 2010  Electricity Sales  East 98% 94% 90% 47%  West 100% 100% 80% 64%  Total 98% 95% 89% 49%  Coal  East 100% 92% 79% 69%  West 100% 100% 100% 100%  Total 100% 94% 84% 77%

Growing Constrained Region in PJM Increases Value of PPL Generation


Existing Constraint
PJM Constrained Region (MAAC + APS) Beginning in 2009
Wallenpaupack
Montour
Susquehanna
PA Combustion Turbines
Lower Mt. Bethel
Constrained Region
Keystone
Conemaugh
Brunner Island
Martins Creek
Safe Harbor
Holtwood
Constrained Region

Source: Map developed based on PJM RPM Planning Period Parameters.

A-3

 Proactive Coal Supply Management  Supports Growth in Margins  Projected 2007 Coal Supply  • Supply region diversity  • Fleet trains (1600 cars)  • Average delivered costs  – 5% to 6% annual  increase in  2007 to 2010  A-4  Central PA  16%  PRB  6%  Montana  Mine-mouth  20%  Central  Appalachia  13%  Southwest PA  45%

 PPL Supply Business Overview  2007  Production GWh  A-5  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  QFs 3%  2007  Installed Capacity MW*  Gas/  Oil  5%  Coal  56%  Nuclear  31%  Hydro  8%  *Excludes Martins Creek Units 1&2, which were retired in September 2007.

 Key Drivers/Challenges Through 2010 and Beyond  • Increased prices for POLR sales  • Expiration of supply contracts remarketed at current forward  prices  • Power plant uprates  • Net economic benefits from the installation of scrubbers at the  Montour and Brunner Island coal-fired power plants  • Continued growth of marketing and trading activities  • Increased fuel and O&M costs  • Loss of synfuel tax credits and increased replacement coal costs  • Cost of compliance with evolving environmental regulation  • Stable electricity regulatory environment  A-6

 Increasing Prices Under the POLR Contract  $42.30 $42.70 $43.30 $44.10  $47.80 $48.40 $49.10 $50.20  0  10  20  30  40  50  60  2002 2003 2004 2005 2006 2007 2008 2009  $/MWh  A-7  Note: Includes Gross Receipts Tax (GRT) at a rate of 4.4%.

 Shrinking Reserve Margins Create  Potential Value for PPL  5%  10%  15%  20%  2007 2008 2009 2010  PJM Mid-Atlantic Expected Reserve Margin  PJM Required 15% Reserve Margin  A-8

 PPL’s Generation Portfolio  Total Domestic Generation: 11,196 MW  Planned Uprate Projects:  355 MW  *Reflects reduction of 300 MW at Martins Creek that PPL retired in September 2007 and 60  MW expected loss due to increased plant usage during scrubber operation.  A-9  Coal 3,454*  Nuclear 2,120  Oil 1,722  Gas 1,524  Hydro 337  CTs 451  QFs 299  East 9,907 MW*  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2011) 125  Coal Uprate (2007-2009) 37  Coal 687  Hydro 602  West 1,289 MW  Coal Uprate (2007-2008) 10  Hydro Uprate (2007) -Completed 12  Hydro Uprate (2011) 28

 Scrubbers Expected to be Completed  on Budget and on Schedule  Montour Unit #2 Absorber  A-10  Q2-09Brunner Island 1 & 2  Q4-08Brunner Island 3  Q2-08Montour 2  Q1-08Montour 1  Scheduled In-Service Dates

 $0.82  $0.92  $1.00  $1.10  $1.22  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  2004 April  2005  October  2005  April  2006  April  2007*  $/share  Annualized  Continued Dividend Growth  A-11  *Annualized rate based on quarterly dividend declared in February 2007.

 PPL Electric Utilities Distribution Rate Case Settlement  $2,020 million Distribution rate base  43.1%Common equity  11.5%Return on equity  $55.0 million$77.0 million Revenue increase  Global Settlement  PPL Electric  Utilities Request  A-12  October 2007 ALJ recommended settlement approval (non-binding)  By December 2007 PUC adopts and enters final order  January 1, 2008 New distribution rates effective

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-13  $907$169$(180)$491$167Free Cash Flow before Dividends  (15)10124198385Other Investing Activities-net  (1,468)(1,446)(1,621)(1,747)(1,394)Capital Expenditures  --(310)(301)(282)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,390$1,514$1,510$1,556$1,758Cash from Operations  2010*2009*2008*20072006  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of Latin American and domestic  telecommunication operations.  *Capital expenditure projections are preliminary and subject to approval by PPL’s Board of Directors as part of the annual five-year business  plan review, which is expected to occur prior to year-end.

 Millions  $746  $1,121 $1,036  $822 $746 $689  $309  $315  $282  $297 $386 $474  $339  $311  $303  $327 $336 $342  $0  $400  $800  $1,200  $1,600  $2,000  2006A 2007E 2008E* 2009E* 2010E* 2011E*  Supply PA Delivery International Delivery  $1,394  $1,468 $1,505$1,446  $1,621  $1,747  Capital Expenditures by Segment  A-14  *Capital expenditure projections are preliminary and subject to approval by PPL’s Board of Directors as part of the annual five- year business plan review, which is expected to occur prior to year-end.

 Reconciliation of Third Quarter Reported  Earnings and Earnings from Ongoing Operations  A-15  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending September 30, 2007  Reported earnings $205 $9 $108 $322  Special Items:  MTM adj's from energy-related, nontrading  economic hedges (6) (6)  Divestiture of Latin American businesses 3 3  Sale of telecommunication operations (3) (3)  Sale of gas and propane operations (23) (23)  Settlement of Wallingford cost-based rates 33 33  Impairment of certain transmission rights (12) (12)  Change in U.K. tax rate 54 54  12 (23) 57 46  Earnings from ongoing operations $193 $32 $51 $276  Qtr. Ending September 30, 2006  Reported earnings $120 $47 $59 $226  Special Items:  MTM adj's from energy-related, nontrading  economic hedges (13) (13)  Write-off of Hurricane Isabel regulatory asset (7) (7)  Realization of benefits related to Black Lung  Trust assets 21 21  (13) 14 0 1  Earnings from ongoing operations $133 $33 $59 $225  Change excluding special items $60 ($1) ($8) $51

 Reconciliation of Third Quarter Reported  Earnings and Earnings from Ongoing Operations  A-16  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending September 30, 2007  Reported earnings $0.53 $0.03 $0.28 $0.84  Special Items:  MTM adj's from energy-related, nontrading  economic hedges (0.02) (0.02)  Divestiture of Latin American businesses 0.01 0.01  Sale of telecommunication operations (0.01) (0.01)  Sale of gas and propane operations (0.06) (0.06)  Settlement of Wallingford cost-based rates 0.09 0.09  Impairment of certain transmission rights (0.03) (0.03)  Change in U.K. tax rate 0.14 0.14  0.03 (0.06) 0.15 0.12  Earnings from ongoing operations $0.50 $0.09 $0.13 $0.72  Qtr. Ending September 30, 2006  Reported earnings $0.31 $0.12 $0.15 $0.58  Special Items:  MTM adj's from energy-related, nontrading  economic hedges (0.03) (0.03)  Write-off of Hurricane Isabel regulatory asset (0.02) (0.02)  Realization of benefits related to Black Lung  Trust assets 0.05 0.05  (0.03) 0.03 0.00 0.00  Earnings from ongoing operations $0.34 $0.09 $0.15 $0.58  Change excluding special items $0.16 $0.00 ($0.02) $0.14  (Dollars Per Share)

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  A-17  (Millions of Dollars) Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date September 30, 2007  Reported earnings $454 $97 $319 $870  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 20 20  PJM billing dispute (1) (1)  Divestiture of Latin American businesses 46 46  Sale of telecommunication operations (23) (23)  Sale of gas and propane operations (23) (23)  Settlement of Wallingford cost-based rates 33 33  Impairment of certain transmission rights (12) (12)  Change in U.K. tax rate 54 54  17 (23) 100 94  Earnings from ongoing operations $437 $120 $219 $776  Year-to-Date September 30, 2006  Reported earnings $337 $131 $219 $687  Special Items:  MTM adj's from energy-related, nontrading  economic hedges (14) (14)  Off-site remediation of ash basin leak 6 6  Enron reserve adjustment 11 1 12  Sale of interest in Griffith (17) (17)  Synfuels impairment (6) (6)  Write-off of Hurricane Isabel regulatory asset (7) (7)  Realization of benefits related to Black Lung  Trust assets 21 21  (20) 14 1 (5)  Earnings from ongoing operations $357 $117 $218 $692  Change excluding special items $80 $3 $1 $84

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations

(Dollars Per Share)

	Supply	Pennsylvania Delivery	International Delivery	Total
Year-to-Date September 30, 2007				
Reported earnings	$1.17	$0.25	$0.83	$2.25
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.05			0.05
Divestiture of Latin American businesses			0.12	0.12
Sale of telecommunication operations	(0.06)			(0.06)
Sale of gas and propane operations		(0.06)		(0.06)
Settlement of Wallingford cost-based rates	0.09			0.09
Impairment of certain transmission rights	(0.03)			(0.03)
Change in U.K. tax rate			0.14	0.14
	0.05	(0.06)	0.26	0.25
Earnings from ongoing operations	$1.12	$0.31	$0.57	$2.00
Year-to-Date September 30, 2006				
Reported earnings	$0.87	$0.34	$0.57	$1.78
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	(0.03)			(0.03)
Off-site remediation of ash basin leak	0.02			0.02
Enron reserve adjustment	0.03			0.03
Sale of interest in Griffith	(0.05)			(0.05)
Synfuels impairment	(0.01)			(0.01)
Write-off of Hurricane Isabel regulatory asset		(0.02)		(0.02)
Realization of benefits related to Black Lung Trust assets		0.05		0.05
	(0.04)	0.03	0.00	(0.01)
Earnings from ongoing operations	$0.91	$0.31	$0.57	$1.79
Change excluding special items	$0.21	$0.00	$0.00	$0.21

A-18

Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2007 2007 2006 2005  Per Share Earnings from Ongoing Operations $2.60 $2.50 $2.25 $2.08  Special items (net of taxes):  economic hedges 0.05 0.05 (0.03)  Write-off of Hurricane Isabel regulatory asset (0.02)  Synfuels impairment (0.01)  Sale of interest in Griffith (0.04)  Enron reserve adjustment 0.03  Stock-based compensation adjustment (0.01)  Conditional asset retirement obligation (0.02)  Off-site remediation of ash basin leak 0.02 (0.07)  Sale of Sundance (0.12)  PJM billing dispute 0.01 (0.07)  NorthWestern litigation (0.02)  Realization of benefits related to Black Lung  Trust assets 0.05  Susquehanna workforce reduction (0.01)  Impairment of nuclear decom. trust investments (0.01)  Divestiture of Latin American businesses  0.70 0.65  Sale of telecommunication operations (0.06) (0.06)  Sale of gas and propane operations (0.06) (0.06)  Settlement of Wallingford cost-based rates 0.09 0.09  Impairment of certain transmission rights (0.03) (0.03)  Change in U.K. tax rate 0.14 0.14  0.83 0.78 (0.01) (0.31)  Reported Earnings Per Share* $3.43 $3.28 $2.24 $1.77  Note: Per share amounts are based on diluted shares outstanding.  Forecast  MTM adj's from energy-related, non-trading  Actual  * Includes special item net credits of $0.25 per share recorded through September 30, 2007, and the expected gain on the sale of the Chilean delivery business, anticipated in early November 2007 of $0.53 to $0.58 per share.  A-19

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	
Senior Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Medium-Term Notes	Baa2	BBB-	BBB
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	
First Mortgage Bonds	A3	A-	A-
Pollution Control Bonds*	Aaa	AAA	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

*Insured

A-20

ppl

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

A-21

ppl

Forward-Looking Information Statement  Statements contained in this news release, including statements with respect to future earnings, energy prices, margins, sales  and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows, credit profile, financing,  dividends, business disposition, corporate strategy, capital additions and expenditures, and generating capacity and  performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation  believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these  statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in  the statements. The following are among the important factors that could cause actual results to differ materially from the  forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the  potential impact on the phaseout of synthetic fuel tax credits and synthetic fuel operations; weather conditions affecting  generation production, customer energy usage and operating costs; competition in retail and wholesale power markets;  liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including  access to capital markets and credit facilities of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating  costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and  requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and  other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating  units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects,  markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic  conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary  governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state,  federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL  Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and  decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and  the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit  ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its  subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of  PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important  factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange  Commission.  A-22

 Definitions of Financial Measures  A-23  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits  or gains that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic  hedges. The mark-to-market impact of these hedges is economically neutral to the company in that offsetting  gains or losses on underlying accrual positions will be recognized as energy is delivered over the terms of the  contracts. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or  net income, which is an indicator of operating performance determined in accordance with generally accepted  accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP  measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings  performance as another criterion in making their investment decisions. PPL’s management also uses earnings  from ongoing operations in measuring certain corporate performance goals. Other companies may use different  measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net,  as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends  should not be considered as an alternative to cash flow from operations, which is determined in accordance with  GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important  measure to both management and investors since it is an indicator of the company’s ability to sustain operations  and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other  companies may calculate free cash flow before dividends in a different manner.